2019 Baird CTS Conference June 5, 2019 Jon DeGaynor, President and CEO

Forward-Looking Statements

Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the loss or bankruptcy of a major customer; the costs and timing of facility closures, business realignment or similar actions; a significant change in commercial vehicle, automotive, agricultural and off-highway vehicle production; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; a significant change in general economic conditions in any of the various countries in which Stoneridge operates; labor disruptions at Stoneridge's facilities or at any of Stoneridge's significant customers or suppliers; the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; the amount of Stoneridge's indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its revolving credit facility; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the failure to achieve successful integration of any acquired company or business; the occurrence or non-occurrence of circumstances beyond Stoneridge's control; and the items described in "Risk Factors" and other uncertainties or risks discussed in Stoneridge's periodic and current reports filed with the Securities and Exchange Commission.

Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events.

These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge's filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance; Stoneridge's actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge's results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the a result of rounding due to the representation of values in millions rather than thousands in public filings.

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3 About Stoneridge 10 Manufacturing locations on 4 continents 5% 1965 Founded NYSE: SRI 27% 5 - year backlog** $3.4 billion 5.2x 2018 OEM sales 2018 Revenue growth 2018 Adj. EPS growth *End - markets include passenger car, light truck / SUV, commercial vehicle, aftermarket and other, including agriculture, off - hig hway vehicles, material handling, etc. ** As of December 31, 2018 Stoneridge is an established, global company with a well diversified product portfolio, strong historical financial performance and a robust 5 - year backlog No end - market* comprises more than of our 2018 sales 1/3

4 28.9% 29.7% 2014 2018* Stoneridge Evolution Since 2014 Transformation of base business is complete and has resulted in improvement in every selected financial metric driving significant shareholder value *Based on actual result provided 2/28/19 ▸ Divestiture of wiring business in 2014 and continued review and optimization of our global footprint ▸ Acquisition of Orlaco (2017) and 100% of PST (2018) ▸ Divestiture of non - core switches and connectors product lines to Standard Motor Products (2019) ▸ Development of technologies that elevate our products from components to system - based solutions Stock Price Revenue Adj. Gross Margin Adj. EBITDA Margin Adj. EPS Talent Transformation Portfolio Transformation Selected Metrics (FY 2014 vs . 2018 ) $12. 86 $24.65 12/31/2014 12/31/2018 $661 $866 2014 2018* 8.0% 11.9% 2014 2018* $0.49 $1.99 2014 2018* % ▸ Moved headquarters to Novi, Mich., and assembled new leadership team ▸ New CTO position and advanced development team leading robust technology roadmap ▸ Investment in Autotech Ventures VC fund for access to cutting - edge technology and start - ups

5 Stoneridge - A Vehicle Technology Company 40% 45% 50% 55% 60% 65% 70% 75% 80% 2013 2014 2015 2016 2017 2018 Smart Products* (% of Sales) *Smart products include Stoneridge products with printed circuit boards and / or electronic content, including software MEGATRENDS These megatrends are expected to grow 8% - 9% vs. global vehicle production growth over the next 5 years SAFETY & SECURITY 12% CAGR INTELLIGENCE 10% CAGR FUEL EFFICIENCY 5% CAGR EMISSIONS 5% CAGR We focus on industry megatrends that will drive growth 2 - 3x our underlying markets Migrating toward smart products will continue to drive growth through increased vehicle content Source: Aug 2018 IHS; Q2 2018 LMCA, ACT Research, Emerging Strategy and Company Data

6 Stoneridge, Inc (NYSE: SRI) 2019 Sales* : $847.5m ▸ Powertrain Actuation • Transmission • Axle - Based ▸ Sensing • Emissions • Position CONTROL DEVICES 51% of 2018 Sales ▸ Track and Trace ▸ Audio and Alarm • Aftermarket Audio • Security Alarms ▸ In - region OEM Business • Commercial Vehicle Connectivity • Commercial Vehicle Driver Information Systems PST ELETRÔNICA 9% of 2018 Sales ▸ Driver Information Systems • Instrument Clusters ▸ Connectivity and Controls • Telematics • Tachographs • Switches and Controls ▸ Vision and Safety Systems • MirrorEye • Off - highway ELECTRONICS 40% of 2018 Sales Current Portfolio Overview *Based on midpoint of guidance provided 5/2/2019 Current portfolio aligned with megatrends in the transportation industry – intelligence, safety and security, emissions and fuel efficiency

Stoneridge 2020 Update

	Stoneridge 2020 Initiatives	Status
CONTROL DEVICES	• Drive operational efficiency • Grow core product portfolio • Complete review of strategic alternatives of non-core switches and connectors business • Manage exit of Canton, MA facility	✓ 140 bps improvement in operating margin Q4 2018 to Q1 2019 ✓ Excluding Shift-by-Wire, growth of 4.7% in the trailing twelve month period ✓ Completed divestiture of non-core switches and connectors product lines ✓ Announced exit of Canton, MA facility
ELECTRONICS	• Drive advanced technology development • Capture MirrorEye retrofit opportunities • Complete review of strategic alternatives of non-core products	✓ Additional investment in engineering related to growth technologies in 2019 ✓ MirrorEye retrofit program rolling out end of Q2 / beginning of Q3 2019 ✓ Review of strategic alternatives for non-core products on-going
PST ELETRÔNICA	• Grow local OEM capabilities • Maintain efficient, flexible cost structure to respond to macroeconomic conditions • Leverage low-cost, existing engineering capabilities globally	✓ Announced local OEM awards of $17 million peak annual revenue ✓ 220 bps improvement quarter-over-quarter

Significant progress on Stoneridge 2020 initiatives
Remain on-track for completion in 2020

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8 Leveraging Our Existing Technology Portfolio We are investing in current and future technologies that will enable system - based solutions by combining vision systems, connectivity capabilities and driver information systems Our telematics and tachograph units provide a gateway for vehicles to connect to other vehicles, fleet management tools and the environment around them Connectivity Our vision products create safer vehicles and enable advanced active safety applications when combined with other sensors and powertrain applications Vision and Safety Our driver information systems are the primary interface between a driver and the vehicle and will enable additional driver features and vehicle / driver interaction Driver Information Systems

MirrorEye Update

- **Market Size**
  - 10% – 15% penetration on North American retrofits (assuming newer vehicles more likely to retrofit) = *$100m annual market*
  - Similar penetration on OEM North American and European Class V – VIII commercial vehicles = *$250m annual market*
- **Received Federal Motor Carrier Safety Administration (FMCSA) exemption for mirror removal with MirrorEye**
  - Stoneridge has the only product in the United States with approval to operate without traditional mirrors on commercial vehicles
- **Fleet evaluations on-going**
  - 15 fleet evaluation agreements in place
  - Total fleet size of signed evaluations >100k vehicles
  - Expecting rollout end of Q2 / beginning of Q3 2019
- **Announced agreement with Velociti to support retrofit installation and service**
- **Announced first OEM award in 1Q 2018 and in advanced development with 2 other global commercial vehicle OEMs**
  - One global OEM has estimated a sourcing decision in Q2 2019
  - Two global OEMs have estimated a sourcing decision by the end of 2019 / early 2020




FMCSA
Federal Motor Carrier Safety Administration
APPROVED

MirrorEye retrofit rollout expected Q2 / Q3 ramping-up through the end of 2019
Global commercial vehicle OEMs expected to announce sourcing decisions in 2019 / early 2020

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10 Updated Long - Term Financial Targets 15.5%+ EBITDA margin by 2021 Incremental volumes contribution margin of 2x – 3x current EBITDA margin Operational improvement expected to continue Control Devices quarter - over - quarter improvement of 140 bps in Q1 2019 Stoneridge 2020 initiatives expected to be margin accretive Post recently announced divestiture, long - term revenue target of approximately $1 billion in 2021 Divested business was ~$45m in revenue in 2018 and expected to be flat through 2021 Evaluating strategic alternatives for Switches and Controls business (Electronics) - $50 - $75 million of revenue 8 - 9% revenue CAGR on core portfolio 2019 – 2021 Long - Term Revenue Target Long - Term EBITDA Margin Target 15.5%+ Non - Core Portfolio Remains Flat ~$1B Stoneridge 2020 project will focus portfolio on high margin, growth products driving expected 8 - 9% revenue CAGR on core products and EBITDA margin of 15.5%+ by 2021

11 Summary ▸ We have successfully transformed our base business resulting in strong financial performance and a strong foundation for future growth ▸ Our portfolio of Smart Products is aligned with industry mega trends that will facilitate growth that exceeds the underlying transportation market by 2x – 3x ▸ Initiatives outlined in Stoneridge 2020 continue our transformation of the Company and focus our resources on developing core technologies and driving system - based solutions to accelerate our long - term strategic plan ▸ MirrorEye continues to advance with our FMCSA exemption approval and announced installation and service network partnership • Retrofit rollout beginning 2Q / 3Q 2019 • Expecting additional OEM sourcing decisions in 2019 / early 2020 ▸ We expect that the transformation of the Company, significant business awards driving backlog growth and focus on continuous improvement will drive top - quartile financial performance in 2021 and approximately $1 billion in revenue Driving shareholder value through strong financial performance and a well defined long - term strategy

12 Questions?

13 Appendix

14 Income Statement Year ended December 31 (in thousands, except per share data)           Net sales $ 866,199 $ 824,444 $ 695,977 Costs and expenses: Cost of goods sold 609,568 576,304 500,538 Selling, general and administrative 138,553 141,893 111,145 Design and development 51,074 48,877 40,212 Operating income 67,004 57,370 44,082 Interest expense, net 4,720 5,783 6,277 Equity in earnings of investee (2,038) (1,636) (1,233) Other (income) expense, net (736) 641 (147) 65,058 52,582 39,185 11,210 7,533 (36,389) Net Income 53,848 45,049 75,574 Net loss attributable to noncontrolling interest - (130) (1,887) Net income attributable to Stoneridge, Inc. $ 53,848 $ 45,179 $ 77,461 Earnings per share attributable to Stoneridge, Inc.: Basic $ 1.90 $ 1.61 $ 2.79 Diluted $ 1.85 $ 1.57 $ 2.74 Weighted-average shares outstanding: Basic 28,402 28,082 27,764 Diluted 29,080 28,772 28,309 2016 CONSOLIDATED STATEMENTS OF OPERATIONS Income before income taxes Provision (benefit) for income taxes 2018 2017

Segment Financial Information

Year ended December 31	2018	2017	2016
Net Sales:			
Control Devices	$ 441,297	$ 447,528	$ 408,132
Inter-segment sales	8,348	5,044	1,826
Control Devices net sales	449,645	452,572	409,958
Electronics	344,727	282,383	205,256
Inter-segment sales	37,126	39,501	33,361
Electronics net sales	381,853	321,884	238,617
PST	80,175	94,533	82,589
Inter-segment sales	2	563	-
PST net sales	80,177	95,096	82,589
Eliminations	(45,476)	(45,108)	(35,187)
Total net sales	$ 866,199	$ 824,444	$ 695,977
Operating Income (Loss):			
Control Devices	$ 64,191	$ 72,555	$ 61,815
Electronics	28,236	18,119	14,798
PST	4,989	2,661	(3,462)
Unallocated Corporate	(30,412)	(35,965)	(29,069)
Total operating income	$ 67,004	$ 57,370	$ 44,082
Depreciation and Amortization:			
Control Devices	$ 11,914	$ 10,887	$ 10,276
Electronics	8,982	8,143	3,971
PST	7,443	8,316	8,559
Unallocated Corporate	852	584	452
Total depreciation and amortization	$ 29,191	$ 27,930	$ 23,258
Interest Expense, net:			
Control Devices	$ 76	$ 103	$ 226
Electronics	85	119	142
PST	824	1,812	3,396
Unallocated Corporate	3,735	3,749	2,513
Total interest expense, net	$ 4,720	$ 5,783	$ 6,277
Capital Expenditures:			
Control Devices	$ 16,737	$ 17,484	$ 13,261
Electronics	5,965	8,158	5,665
PST	3,242	3,831	3,213
Unallocated Corporate	3,083	2,697	2,337
Total capital expenditures	$ 29,027	$ 32,170	$ 24,476

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16 Balance Sheet CONSOLIDATED BALANCE SHEETS December 31, (in thousands)           ASSETS Current assets: Cash and cash equivalents $ 81,092 $ 66,003 Accounts receivable, less reserves of $1,243 and $1,109, respectively 139,076 142,438 Inventories, net 79,278 73,471 Prepaid expenses and other current assets 20,731 21,457 Total current assets 320,177 303,369 Long-term assets: Property, plant and equipment, net 112,213 110,402 Intangible assets, net 62,032 75,243 Goodwill 36,717 38,419 Investments and other long-term assets, net 28,380 31,604 Total long-term assets 239,342 255,668 Total assets $ 559,519 $ 559,037 LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: Current portion of debt $ 1,533 $ 4,192 Accounts payable 87,894 79,386 Accrued expenses and other current liabilities 57,880 52,546 Total current liabilities 147,307 136,124 Long-term liabilities: Revolving credit facility 96,000 121,000 Long-term debt, net 983 3,852 Deferred income taxes 14,895 18,874 Other long-term liabilities 17,068 35,115 Total long-term liabilities 128,946 178,841 Shareholders' equity: Preferred Shares, without par value, 5,000 shares authorized, none issued - - Common Shares, without par value, 60,000 shares authorized, 28,966 and 28,966 shares issued and 28,488 and 28,180 shares outstanding at December 31, 2018 and 2017, respectively, with no stated value - - Additional paid-in capital 231,647 228,486 Common Shares held in treasury, 478 and 786 shares at December 31, 2018 and 2017, respectively, at cost (8,880) (7,118) Retained earnings 146,251 92,264 Accumulated other comprehensive loss (85,752) (69,560) Total shareholders' equity 283,266 244,072 Total liabilities and shareholders' equity $ 559,519 $ 559,037 2017 2018

17 Statement of Cash Flows Year ended December 31,  (in thousands)                OPERATING ACTIVITIES: Net income $ 53,848 $ 45,049 $ 75,574 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 22,786 21,490 19,998 Amortization, including accretion of deferred financing costs 6,731 6,764 3,615 Deferred income taxes 2,552 (5,959) (38,747) Earnings of equity method investee (2,038) (1,636) (1,233) Loss (gain) on fixed assets 333 (1,796) 48 Share-based compensation expense 5,632 7,265 6,134 Tax benefit related to share-based compensation expense (1,584) (858) (977) Change in fair value of earn-out contingent consideration 213 7,485 - Intangible impairment charge 202 - - Changes in operating assets and liabilities, net of effect of business combination: Accounts receivable, net (3,575) (15,156) (18,694) Inventories, net (10,002) (2,132) 4,519 Prepaid expenses and other assets 2,291 (10,177) 2,652 Accounts payable 11,054 10,492 10,980 Accrued expenses and other liabilities (7,671) 18,077 1,408 Net cash provided by operating activities 80,772 78,908 65,277 INVESTING ACTIVITIES: Capital expenditures (29,027) (32,170) (24,476) Proceeds from sale of fixed assets 111 77 652 Insurance proceeds for fixed assets 1,403 711 - Business acquisition, net of cash acquired - (77,258) - Investment in venture capital fund (437) - - Net cash used for investing activities (27,950) (108,640) (23,824) 20162018 2017

18 Statement of Cash Flows (Cont.) CONSOLIDATED STATEMENTS OF CASH FLOWS Year ended December 31,  (in thousands)                FINANCING ACTIVITIES: Acquisition of noncontrolling interest, including transaction costs - (1,848) - Revolving credit facility borrowings 27,500 95,000 - Revolving credit facility payments (52,500) (41,000) (33,000) Proceeds from issuance of debt 415 2,748 16,223 Repayments of debt (5,071) (11,573) (25,748) Other financing costs - (61) (399) Repurchase of Common Shares to satisfy employee tax withholding (4,214) (2,481) (1,424) Tax benefits related to share-based compensation expense - - 977 Net cash (used for) provided by financing activities (33,870) 40,785 (43,371) Effect of exchange rate changes on cash and cash equivalents (3,863) 4,561 (2,054) Net change in cash and cash equivalents 15,089 15,614 (3,972) Cash and cash equivalents at beginning of period 66,003 50,389 54,361 Cash and cash equivalents at end of period $ 81,092 $ 66,003 $ 50,389 Supplemental disclosure of cash flow information: Cash paid for interest $ 4,997 $ 5,746 $ 5,786 Cash paid for income taxes, net $ 13,213 $ 7,093 $ 3,386 Supplemental disclosure of non-cash operating and financing activities: Bank payment of vendor payables under short-term debt obligations $ - $ - $ 3,764 2018 2017 2016

19 Reconciliations to US GAAP

20 Reconciliations to US GAAP This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non - GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non - GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non - GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

21 Reconciliations to US GAAP (USD in millions) 2017 2018 Gross Profit 248.1$ 256.6$ Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco 1.6 Add: Pre-Tax Business Realignment Costs 0.8 Adjusted Gross Profit 249.8$ 257.5$ Reconciliation of Adjusted Gross Profit (USD in millions) 2017 2018 Income Before Tax 52.6$ 65.1$ Interest expense, net 5.8 4.7 Depreciation and amortization 27.9 29.4 EBITDA 86.3$ 99.2$ Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco 1.6 Add: Pre-Tax Transaction Costs Adjustment (Orlaco) 1.2 Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Orlaco) 4.9 0.4 Add: Pre-Tax Step-Up in Fair Value of Earn-Out (PST) 2.6 (0.2) Add: Pre-Tax Business Realignment Costs 1.2 4.0 Less: Pre-Tax PP&E Gain on Insurance Proceeds (1.9) Adjusted EBITDA 95.8$ 103.3$ Reconciliation of Adjusted EBITDA (USD in millions) Q4 2018 Q1 2019 Control Devices Operating Income 12.9$ 11.9$ Add: Pre-Tax Restructuring Costs 2.2 Add: Pre-Tax Business Realignment Costs 0.5 Control Devices Adjusted Operating Income 12.9$ 14.7$ Reconciliation of Control Devices Adjusted Operating Income

22 Reconciliations to US GAAP 2014 Reported Earnings Per Share (1.40)$ Add: Goodwill PST 1.91$ Less: Noncontrolling Interest PST (0.42)$ Add: Bond Redemption Premium 0.30$ Add: Debt Discount / Deferred Financing 0.11$ Less: Swap (0.01)$ Adjusted Earnings Per Share 0.49$ Reconciliation of 2014 Adjusted EPS (USD in millions) Q1 2018 Q1 2019 PST Operating Income 0.2$ 0.7$ Add: Pre-Tax Step-Up in Fair Value of Earn-Out (PST) 0.5 0.5 Add: Pre-Tax Business Realignment Costs 0.2 PST Adjusted Operating Income 0.9$ 1.1$ Reconciliation of PST Adjusted Operating Income (USD in millions) 2014 Income Before Tax (42.5)$ Goodwill Impairment 51.5 Interest Expense, net 16.9 Depreciation and amortization 27.1 Adjusted EBITDA 53.0$ Reconciliation of 2014 Adjusted EBITDA

23 Reconciliations to US GAAP (USD in millions) 2018 2018 EPS Net Income Attributable to Stoneridge 53.8$ 1.85$ Add: After-Tax Step-Up in Fair Value of Earn-Out (PST) (0.2) ($0.00) Add: After-Tax Step-Up in Fair Value of Earn-Out (Orlaco) 0.4 $0.01 Less: After-Tax Impact of US Tax Cut and Jobs Act 0.6 $0.02 Add: After-Tax Business Realignment Costs 3.1 $0.11 Adjusted Net Income 57.8$ 1.99$ Reconciliation of 2018 Adjusted EPS Reconciliation of 2017 Adjusted EPS (USD in millions) 2017 2017 EPS Net Income Attributable to Stoneridge $45.2 $1.57 Add: After-Tax Step-Up in Acquired Inventory from Orlaco 1.2 0.04 Add: After-Tax Step-Up in Fair Value of Earn-Out (Orlaco) 4.9 0.17 Add: After-Tax Step-Up in Fair Value of Earn-Out (PST) 2.6 0.09 Add: After-Tax Transaction Costs Adjustment (Orlaco) 0.8 0.03 Add: After-Tax Severance Costs 0.9 0.03 Less: After-Tax PP&E Gain on Insurance Proceeds (1.3) (0.05) Less: After-Tax Impact of US Tax Cut and Jobs Act (9.1) (0.31) Adjusted Net Income $45.1 $1.57